EXHIBIT 10.1

FIRST AMENDMENT OF REVOLVING CREDIT AGREEMENT

THIS FIRST AMENDMENT OF REVOLVING CREDIT AGREEMENT ( this “Amendment”) is dated as of May 5, 2006, and entered into by and among STANDARD PACIFIC CORP., a Delaware corporation (“Borrower”), BANK OF AMERICA, N.A., a national banking association, as Administrative Agent for the Lenders defined below (in such capacity, together with its successors and assigns, “Administrative Agent”), and each Lender that is a signatory to this Amendment.

R E C I T A L S

A. Reference is hereby made to that certain Revolving Credit Agreement dated as of August 31, 2005, executed by Borrower, Administrative Agent, and the Lenders defined therein (the “Credit Agreement”) pursuant to which such Lenders extended to Borrower a $925,000,000 revolving credit facility.

B. Capitalized terms used herein shall, unless otherwise indicated, have the respective meanings set forth in the Credit Agreement.

C. Borrower, Administrative Agent, Issuing Bank, and the Lenders that are signatory to this Amendment desire to modify certain provisions contained in the Credit Agreement subject to the terms and conditions set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Amendments to the Credit Agreement.

(a) Section 1.1 is amended to add the following definitions thereto in the correct alphabetical order:

“Aggregate Majority Lenders” means, as of any date of determination, (a) prior to the termination of the Commitments of Lenders pursuant to Section 9.2, Lenders and Term A Lenders holding in the aggregate at least sixty-six and two-thirds percent (66-2/3%) of the sum of (i) the Total Aggregate Commitment plus (ii) the aggregate unpaid principal amount of the Term Loans under and as defined in the Term A Credit Agreement, and (b) on and after the termination of the Commitments pursuant to Section 9.2, Lenders and Term A Lenders holding in the aggregate at least sixty-six and two-thirds percent (66-2/3%) of the sum of (i) the then aggregate unpaid principal amount of the Loans plus (ii) the aggregate unpaid principal amount of the Term Loans under the Term A Credit Agreement.

“Collateral Agent” means Bank of America, in its capacity as Collateral Agent under the Security Agreement and any related document, or any successor in such capacity.

“Collateral Agency Agreement” means the Collateral Agent and Intercreditor Agreement dated of even date with the Security Agreement, by and among Bank of America, as Collateral Agent, Bank of America in its capacity as Administrative Agent under this Agreement, the Term A Credit Agreement, and the Term B Credit Agreement,

JPMorgan Trust Company, National Association, Borrower, and Subsidiaries of Borrower party thereto, as such agreement may be amended, modified, renewed, restated, or replaced.

“Hedge Agreement” means any documents evidencing any Swap Contract among Borrower or any Affiliate of Borrower, on the one hand, and any Person who is, or at the time entered into was, a Lender or an Affiliate of a Lender, on the other hand, relating to the Obligations.

“Security Agreement” means the Pledge Agreement dated as of May 5, 2006, executed by Borrower and certain of its Subsidiaries in favor of Bank of America, as Collateral Agent, for the ratable benefit of the holders of “Qualified Obligations” as defined therein, as such agreement may be amended, modified, renewed, restated, supplemented, or replaced.

“Swap Contract” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement, including any such obligations or liabilities under any such master agreement.

“Term A Credit Agreement” means that certain Term Loan A Credit Agreement dated as of May 5, 2006, by and among Borrower, Bank of America, as administrative agent, and each lender party thereto, as such agreement may be amended, modified, renewed, restated, or replaced.

“Term A Lenders” means, as of any date of determination, each of the “Lenders” (as defined in the Term A Credit Agreement) party to the Term A Credit Agreement as of such date.

“Term B Credit Agreement” means that certain Term Loan B Credit Agreement dated as of May 5, 2006, by and among Borrower, Bank of America, as administrative agent, and each lender party thereto, as such agreement may be amended, modified, renewed, restated, or replaced.

(b) Section 1.1 is hereby amended to delete the definitions of “Fee Letter,” “Loan Documents,” and “Subordinated Debt” in their entirety and replace such definitions with the following:

“Fee Letter” means the letter agreement, dated March 17, 2006, among Borrower, Administrative Agent, and Banc of America Securities LLC.

“Loan Documents” means, collectively, this Agreement, each Note, the Guaranty, the Guaranty of the Subsidiary Letters of Credit, the Contribution Agreement, the Fee Letter, each Issuer Document, each Letter of Credit, and the Security Agreement. Solely for the purpose of the Guaranty, “Loan Documents” shall include each Hedge Agreement.

“Subordinated Debt” means: (a) Borrower’s 9-1/4% Senior Subordinated Notes due 2012; and (b) such indebtedness of Borrower that is subordinated to the Obligations pursuant to terms and conditions approved in writing by the Aggregate Majority Lenders, and as to which Administrative Agent has received a legal opinion, in form and substance reasonably satisfactory to Administrative Agent, confirming the subordinate status of such indebtedness in relation to the Obligations.

(c) Section 1.3(b) is hereby deleted in its entirety and replaced with the following:

(b) Notwithstanding Section 1.3(a), if at any time any change in GAAP or in any SEC rules and regulations (or the application of such rules and regulations to Borrower) would affect the computation of any financial ratio, covenant, or requirement set forth in any Loan Document, and either Borrower or the Aggregate Majority Lenders shall so request, then Administrative Agent, Aggregate Majority Lenders and Borrower shall negotiate in good faith to amend such ratio, covenant, or requirement to preserve the original intent thereof in light of such change (subject to the approval of the Aggregate Majority Lenders); provided that until so amended (i) such ratio, covenant, or requirement shall continue to be computed in accordance with GAAP without giving effect to such change therein, and (ii) Borrower shall provide to Administrative Agent and Lenders financial statements and other documents required under this Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change.

(d) Section 3.3 is hereby deleted in its entirety and replaced with the following:

3.3 Eurodollar Borrowing.

(a) Each request by Borrower for a Eurodollar Borrowing shall be made pursuant to a Request for Borrowing received by Administrative Agent, at Administrative Agent’s Lending Office, not later than 12:00 p.m. at least three (3) Business Days before the first (1st) day of the applicable Interest Period. Administrative Agent will notify each Lender of its receipt of a Request for Borrowing in accordance with Section 3.1(f).

(b) At or about 12:00 p.m. two (2) Business Days prior to the first (1st) day of the applicable Interest Period (for either an initial advance of a Eurodollar Borrowing or any requested continuation thereof), Administrative Agent shall determine the applicable Eurodollar Rate (which determination shall be conclusive in the absence of manifest error) and shall promptly give notice of the same to Borrower and Lenders by telephone or telecopier.

(c) With respect to each request by Borrower for a Eurodollar Borrowing, upon fulfillment of the applicable conditions set forth in Article 6, a Eurodollar Borrowing shall become effective on the first (1st) day of the applicable Interest Period.

(d) Administrative Agent in its sole discretion may require Borrower to request any Eurodollar Borrowing of $100,000,000 or more, any redesignation of a Reference Rate Borrowing of $100,000,000 or more as a Eurodollar Borrowing, or any continuation of any Eurodollar Borrowing of $100,000,000 or more at a time or on a day which is one (1) Business Day earlier than the deadline stated above (or for continuations, stated in clause (e) below, or for redesignations of Reference Rate Borrowings, stated in Section 3.4) for making such a request.

(e) If any Eurodollar Borrowing is not repaid on the last day of the applicable Interest Period, then Borrower may request that all or a portion of such Eurodollar Borrowing be continued as a Eurodollar Borrowing by notice to Administrative Agent, at Administrative Agent’s Lending Office, not later than 12:00 p.m. at least three (3) Business Days before the first (1st) day of the Interest Period requested for such continued Eurodollar Borrowing; provided that the Interest Period for such continued Eurodollar Borrowing shall end on or before the Maturity Date. If no such request for continuation is made, such Eurodollar Borrowing shall automatically be redesignated as a Reference Rate Borrowing on such date.

(f) Nothing contained herein shall require Lenders to fund any Eurodollar Borrowing in the London interbank eurodollar market.

(e) Section 3.4(a) is hereby deleted in its entirety and replaced with the following:

(a) If any Eurodollar Borrowing is not repaid on the last day of the applicable Interest Period, or continued pursuant to Section 3.3, then such Borrowing automatically shall be redesignated as a Reference Rate Borrowing on such date.

(f) Section 3.5(a) is hereby deleted in its entirety and replaced with the following:

(a) Borrowing Base Certificate; Approval. The Borrowing Base shall be calculated at the times and in the manner set forth in this Section 3.5(a):

(i) Within forty-five (45) days after the end of each calendar quarter, and at such other times as the Aggregate Majority Lenders may reasonably require (provided that such calculation is to be made as of the last day of a calendar month), Borrower shall provide Administrative Agent with a Borrowing Base Certificate (and Administrative Agent will promptly forward to each Lender) showing Borrower’s calculations of the components of the Borrowing Base and such data supporting such calculations as the Aggregate Majority Lenders may require. The Aggregate Majority Lenders shall have a period of thirty (30) days following receipt of a Borrowing Base Certificate to notify Administrative Agent (who shall notify Borrower) of the Aggregate Majority Lenders’ approval or disapproval thereof. Failure of the Aggregate

Majority Lenders to so notify Administrative Agent and Administrative Agent to so notify Borrower within such thirty (30) day period shall be deemed approval and such Borrowing Base as set forth in such Borrowing Base Certificate shall be effective as of the date approved (or deemed approved) by the Aggregate Majority Lenders. The amount so approved (or deemed approved) shall constitute the Borrowing Base until such time as the Borrowing Base is redetermined in accordance with this Section 3.5(a).

(ii) In the event that Administrative Agent (as requested by the Aggregate Majority Lenders) timely notifies Borrower of disapproval of a Borrowing Base Certificate, then Administrative Agent shall, at the same time, notify Borrower in writing of the amount of the Borrowing Base as reasonably determined by the Aggregate Majority Lenders and the basis of such determination, and the effective date thereof (which shall be the date of the giving of such notice by Administrative Agent), and such amount shall thereupon and thereafter constitute the Borrowing Base which shall remain in effect until such time as the Borrowing Base is redetermined in accordance with this Section 3.5(a). The Aggregate Majority Lenders and Borrower shall each cooperate in good faith with the other in the calculation of the Borrowing Base in circumstances where the Aggregate Majority Lenders disapprove a Borrowing Base Certificate prepared by Borrower.

(iii) Each determination of the Borrowing Base in accordance with this Section 3.5(a) shall be binding and conclusive upon the parties hereto, and provided that the Aggregate Majority Lenders are not bound to rely on information and figures provided by Borrower if the Aggregate Majority Lenders determine in good faith that it would be inappropriate to do so. Nothing contained herein shall be deemed to restrict Borrower from submitting additional Borrowing Base Certificates to Administrative Agent for the Aggregate Majority Lenders’ approval at times other than those required hereunder.

(g) Section 3.10(b) is hereby deleted in its entirety and replaced with the following:

(b) At any time after the Closing Date and prior to the date that is ninety (90) days prior to the Maturity Date, Administrative Agent shall, without the consent of Lenders (except as specified in this Section 3.10), from time to time at the request of Borrower, increase the Total Aggregate Commitment by (i) admitting additional Lenders hereunder (each a “Subsequent Lender”), or (ii) increasing the Commitment of any Lender (each an “Increasing Lender”), subject to the following conditions:

(A) each Subsequent Lender is an Eligible Assignee;

(B) Borrower executes (x) a new Note payable to the order of a Subsequent Lender, or (y) a replacement Note payable to the order of an Increasing Lender;

(C) each Subsequent Lender executes and delivers to Administrative Agent a Joinder Agreement in the form of Exhibit D;

(D) each Increasing Lender executes and delivers to Administrative Agent an increase certificate substantially in the form of Exhibit K;

(E) after giving effect to the admission of any Subsequent Lender or the increase in the Commitment of any Increasing Lender, the Total Aggregate Commitment does not exceed $1,500,000,000 (less the amount of any reduction and termination of the Total Aggregate Commitment pursuant to Section 4.17);

(F) each increase in the Total Aggregate Commitment shall be in the amount of $10,000,000 or a greater integral multiple of $1,000,000;

(F) no admission of any Subsequent Lender shall increase the Commitment of any existing Lender without the written consent of such Lender;

(G) no Default or Event of Default exists;

(H) no Lender shall be an Increasing Lender without the written consent of such Lender; and

(I) Administrative Agent and the applicable Subsequent Lender or Increasing Lender, as the case may be, are satisfied that after giving effect to the increase in the Total Aggregate Commitment, the Obligations constitute “senior debt” under all Subordinated Debt of Borrower.

After the admission of any Subsequent Lender or increase in the Commitment of any Increasing Lender, Administrative Agent shall promptly provide to each Lender and to Borrower a new Schedule 1.1(a) to this Agreement (and each Lender acknowledges that its percentage obligation under such Schedule will change in accordance with its Pro Rata Share of the increased Total Aggregate Commitment). In the event that there are any Loans outstanding after giving effect to an increase in the Total Aggregate Commitment pursuant to this Section 3.10, upon notice from Administrative Agent to each Lender, the amount of such Loans owing to each Lender shall be appropriately adjusted to reflect the new Pro Rata Shares of each Lender, and Borrower shall pay any amounts required pursuant to Section 4.7.

(h) Article 5 is hereby deleted in its entirety and replaced with the following:

ARTICLE 5: SECURITY. The Obligations shall be secured by the liens granted by Borrower pursuant to the Security Agreement, until such liens are released pursuant to the terms thereof, and any other liens granted to Administrative Agent for the ratable benefit of Lenders pursuant to the terms of this Agreement.

(i) Section 7.4(a) is hereby deleted in its entirety and replaced with the following:

(a) Exhibit J correctly sets forth, as of the last day of the most recent fiscal quarter of Borrower, the names and jurisdictions of incorporation or formation of all Subsidiaries, Homebuilding Joint Ventures, and other entities in which Borrower has a direct or indirect ownership interest (but excluding publicly-traded Persons in which Borrower, directly or indirectly, holds less than a five percent (5%) ownership interest).

Except as described in Exhibit J, as of the end of the most recent fiscal quarter of Borrower, excluding publicly-traded Persons in which Borrower, directly or indirectly, holds less than a five percent (5%) ownership interest, Borrower does not own any capital stock or ownership interest in any Person other than its Subsidiaries and Homebuilding Joint Ventures. All outstanding shares of capital stock or ownership interests, as the case may be, of each Subsidiary (other than an Excluded Subsidiary) and Homebuilding Joint Venture that are owned by Borrower or any Subsidiary are (i) owned of record and beneficially by Borrower and/or by one (1) or more Subsidiaries, free and clear of all material liens, claims, encumbrances, and rights of others (other than liens permitted under Section 8.11 or other liens that secure the Loans on a pari passu basis with other Senior Unsecured Homebuilding Debt), and are (ii) duly authorized, validly issued, fully paid, nonassessable (except for capital calls or contribution requirements in connection with ownership interests in Homebuilding Joint Ventures), and issued in compliance with all applicable state and federal securities and other Laws, except where the failure to comply could not reasonably be expected to have a Material Adverse Effect. Borrower may update Exhibit J from time to time by sending written notice to Administrative Agent.

(j) Section 8.1(c) is hereby deleted in its entirety and replaced with the following:

(c) as soon as available and in any event within ninety (90) days after the end of each calendar year, a Form 10-K and a consolidating (unaudited) and consolidated balance sheet of Borrower and its Subsidiaries as of the end of the year most recently ended and consolidated statements of income, stockholders equity, and cash flows of Borrower and its Subsidiaries for such year, setting forth in each case in comparative form the corresponding figures for the preceding fiscal year, such financial statements to be audited by and with the opinion of Ernst & Young LLP (or its successors), KPMG (or its successors), Price Waterhouse Coopers (or its successors), Deloitte & Touche (or its successors), or any other independent certified public accountants of recognized standing selected by Borrower and reasonably acceptable to Administrative Agent, which opinion shall be unqualified except as to such matters as are acceptable to the Aggregate Majority Lenders (“Acceptable Audit Opinion”);

(k) Section 8.9 is hereby deleted in its entirety and replaced with the following:

8.9 Subsidiary Guaranties. Borrower shall cause each Material Subsidiary that does not provide a Guaranty hereunder on the Closing Date to provide a Guaranty hereunder and such other documentation required by Administrative Agent, all in form and substance reasonably acceptable to Administrative Agent within thirty (30) days after the date on which such Subsidiary qualifies as a Material Subsidiary; provided that if any Subsidiary that provides or has provided a Guaranty hereunder (i) is sold or otherwise disposed of in a transaction permitted by Section 8.16 to a Person other than Borrower or one of Borrower’s Subsidiaries, or (ii) ceases, at any time, to qualify as a Material Subsidiary, then, upon the request of Borrower, Administrative Agent shall, so long as no Default or Event of Default exists or would result therefrom, release such Subsidiary from its Guaranty pursuant to a release in form and substance reasonably acceptable to Administrative Agent and Borrower. Notwithstanding the foregoing, if, (a) as of the date of acquisition, formation, or creation otherwise permitted hereunder of a new Subsidiary that is not a Material Subsidiary, the aggregate amount of assets (other than ownership interests in, and intercompany indebtedness of, other Subsidiaries) owned by all Subsidiaries (other than Excluded Subsidiaries) that are not Material Subsidiaries exceeds five percent (5%) of Consolidated Tangible Net Worth, or (b) at any time any Subsidiary shall execute a guaranty of any Senior Unsecured Homebuilding Debt (other than the Loans or any Subordinated Debt), then Borrower shall cause such Subsidiary (whether or not it is a Material Subsidiary) to provide a Guaranty under this Section 8.9.

(l) Section 8.11(o) is hereby deleted in its entirety and replaced with the following:

(o) liens granted pursuant to the Security Agreement; and

(p) any other liens not otherwise specified in Subsections 8.11(a) through (o) (except for Judgment Liens and Project Financing Liens, which shall in no event be permitted), so long as the aggregate amount of indebtedness secured by all such other liens does not at any time exceed $100,000,000.

(m) Section 8.13 is hereby deleted in its entirety and replaced with the following:

8.13 Change in Nature of Business. Borrower shall not make, or permit any Subsidiary (other than an Excluded Subsidiary) to make, any change in the nature of its or their respective businesses as carried on at the date hereof that is material to Borrower and Subsidiaries (excluding the Excluded Subsidiaries), taken as a whole, which has not been consented to by the Aggregate Majority Lenders in writing. None of the following will constitute a violation of this covenant: (a) the sale or dissolution of Standard Pacific Financing, L.P. or Standard Pacific Financing, Inc.; (b) the engaging by Borrower or a Subsidiary in or withdrawal from the mortgage brokering or banking business; (c) the engaging by Borrower or a Subsidiary in or withdrawal from any business related to the homebuilding operations of Borrower, such as security or pest control, and including without limitation technology initiatives related to Borrower’s homebuilding operations; (d) a change in the geographic regions in the United States of America in which Borrower operates, and (e) the reorganization of the business of Borrower and its Subsidiaries among Borrower and its Subsidiaries.

(n) Section 8.17(b) is hereby deleted in its entirety and replaced with the following:

(b) Investments in a Home Building Joint Venture, provided that without the prior written approval of the Aggregate Majority Lenders, Borrower shall not at any time permit the aggregate Investment of Borrower and its Subsidiaries in all Homebuilding Joint Ventures to exceed thirty-five percent (35%) of Consolidated Tangible Net Worth; provided, however, that for purposes of this Section 8.17(b), should Borrower incur any (A) non-cash write-down in assets under FAS 144 (or any successor thereto) or (B) other non-cash decrease in Consolidated Tangible Net Worth resulting from a change in financial accounting standards, the amount of such write-down or other decrease (less any non-cash increase resulting from assets previously subject to such non-cash write-downs in (A) and (B) above) will be added back to the Consolidated Tangible Net Worth attributable to the net non-cash loss; provided further, however, in no event shall the aggregate Investment in all Homebuilding Joint Ventures exceed forty percent (40%) of Consolidated Tangible Net Worth without the foregoing adjustments;

(o) Section 8.18 is hereby deleted in its entirety and replaced with the following:

8.18 Consolidated Tangible Net Worth. Borrower shall not permit Consolidated Tangible Net Worth at any time to be less than the sum of (a) $1,261,633,953 plus (b) fifty percent (50%) of the cumulative consolidated net income (without deduction for losses sustained during any fiscal quarter) of Borrower and its Subsidiaries for each fiscal quarter subsequent to the fiscal quarter ended December 31, 2005, plus (c) fifty percent (50%) of the net proceeds from any equity offerings of Borrower from and after December 31, 2005.

(p) Section 9.1(g) is hereby deleted in its entirety and replaced with the following:

(g) Any Subsidiary (other than an Excluded Subsidiary) or any Guarantor is dissolved or liquidated or all or substantially all of the assets of any Subsidiary (other than an Excluded Subsidiary) or any Guarantor are sold or otherwise transferred or encumbered without the prior, written consent of the Aggregate Majority Lenders, in each case except to the extent permitted by Sections 8.3, 8.10, or 8.16; or

(q) Section 9.1 is hereby amended to delete the period at the end of clause (o) thereof, replace such period with a semicolon, add an “or” at the end of such clause, and add the following clauses (p) and (q):

(p) any “Event of Default” as defined in the Term A Credit Agreement occurs and is continuing for so long as any “Obligations” (as defined therein) remain outstanding; or

(q) any “Event of Default” as defined in the Term B Credit Agreement occurs and is continuing for so long as any “Obligations” (as defined therein) remain outstanding.

(r) Section 10.4(a) is hereby deleted in its entirety and replaced with the following:

(a) Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, communication, signature, resolution, representation, notice, consent, certificate, affidavit, letter, telegram, facsimile or telephone message, electronic mail message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to Borrower), independent accountants and other experts selected by Administrative Agent. Administrative Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of each Lender as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Loan Document in accordance with a request or consent of the Aggregate Majority Lenders or Majority Lenders, as applicable (or such greater number of Lenders as may be expressly required hereby in any instance), and such request and any action taken or failure to act pursuant thereto shall be binding upon all of Lenders.

(s) Section 10.7 is hereby deleted in its entirety and replaced with the following:

10.7 Indemnification. Whether or not the transactions contemplated hereby are consummated, Lenders shall indemnify upon demand Agent-Related Persons (to the extent not reimbursed by or on behalf of Borrower and without limiting the obligations of Borrower to do so), pro rata, from and against any and all liabilities covered by any indemnification hereunder; provided, however, that no Lender shall be liable for the payment to Agent-Related Persons of any portion of such liabilities resulting solely from such Person’s gross negligence or willful misconduct as determined in a final, nonappealable judgment by a court of competent jurisdiction; provided, further, that no action taken in accordance with the directions of the Aggregate Majority Lenders or the Majority Lenders, as applicable, shall be deemed to constitute gross negligence or willful misconduct. Without limitation of the foregoing, each Lender shall reimburse Administrative Agent upon demand for its ratable share of any costs or out-of-pocket expenses (including Attorney Costs) incurred by Administrative Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Loan Document, or any document contemplated by or referred to herein, to the extent that Administrative Agent is not reimbursed for such expenses by or on behalf of Borrower and without limiting the obligation of Borrower to do so. The undertaking in this Section 10.7 shall survive the payment of all Obligations hereunder and the resignation of Administrative Agent.

(t) Article 10 is hereby amended to add the following new Section 10.16:

10.16 Collateral Matters.

(a) Each Lender hereby irrevocably appoints Bank of America to act on its behalf as Collateral Agent under the Security Agreement and the Collateral Agency Agreement and authorizes Collateral Agent to take such actions on its behalf and to exercise such powers as are delegated to Collateral Agent by the terms of the Security Agreement and the Collateral Agency Agreement, together with such actions and powers as are reasonably incidental thereto. Lenders irrevocably authorize Collateral Agent at its option and in its discretion to release any lien on any property granted to or held by Collateral Agent under the Security Agreement pursuant to the terms thereof and the Collateral Agency Agreement.

(b) Each Lender authorizes Administrative Agent to execute and deliver the Collateral Agency Agreement on behalf of such Lender, and each Lender acknowledges that, upon such execution and delivery by Administrative Agent, such Lender shall be bound by all of the provisions of the Collateral Agency Agreement (and the actions taken by Administrative Agent as its “Creditor Representative” thereunder and as defined therein) as if it were a signatory thereto.

(u) Section 11.1 is hereby deleted in its entirety and replaced with the following:

11.1 Amendments and Waivers. No amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent with respect to any departure by Borrower or any Subsidiary therefrom, shall be effective unless the same shall be in writing and signed by the Majority Lenders (or by Administrative Agent at the written request of the Majority Lenders), and Borrower and acknowledged by Administrative Agent, and then any such waiver of consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no waiver, amendment, or consent described in any of clauses (a) through (j) below shall do any of the following without the written consent of the Persons required by such clause (and without the requirement for written consent by Majority Lenders):

(a) increase or extend the Commitment of any Lender without the written consent of such Lender;

(b) extend, postpone, or delay any date fixed by this Agreement or any other Loan Document for any payment of all or any part of the Obligations due to Lenders (or any of them) hereunder or under any other Loan Document without the written consent of each Lender affected thereby;

(c) reduce the principal of, or the rate of interest specified herein on any Loan, or any fees or other amounts payable hereunder or under any other Loan Document without the written consent of each Lender affected thereby;

(d) amend any provision of Section 3.5 or 3.6 or Article 7, 8, or 9 (or any defined term used in any such Section or Article), without the written consent of Aggregate Majority Lenders

(e) amend the definition of Majority Lenders without the written consent of all Lenders;

(f) amend the definition of Aggregate Majority Lenders without the written consent of all Lenders and all Term A Lenders;

(g) amend this Section 11.1 without the written consent of all Lenders; provided that no amendment to Sections 11.1(d), (f), (g), or (h) shall be effective without the written consent of all Lenders and all Term A Lenders;

(h) any provision herein expressly providing for the agreement, consent or other action by all Lenders, Aggregate Majority Lenders, or both all Lenders and all Term A Lenders, as applicable, without the written consent of all Lenders, Aggregate Majority Lenders, or all Lenders and all Term A Lenders, as applicable;

(i) discharge any Guarantor without the written consent of all Lenders (except as provided in Section 8.9 and where the consent of the Majority Lenders or Aggregate Majority Lenders only is specifically provided for);

(j) amend Section 3.8 in a manner that would alter the pro rata sharing of payments required thereby without the written consent of each Lender;

and, provided further, that (i) no amendment, waiver, or consent shall, unless in writing and signed by the applicable Issuing Bank, in addition to the Lenders required above, affect the rights or duties of any Issuing Bank under this Agreement or any Loan Document relating to any Letter of Credit issued or to be issued by it, (ii) no amendment, waiver, or consent shall, unless in writing and signed by Swing Line Lender in addition to the Lenders or Term A Lenders, as applicable, required above, affect the rights or duties of Swing Line Lender, as the maker of Swing Line Advances under this Agreement, (iii) no amendment, waiver, or consent shall, unless in writing and signed by Administrative Agent in addition to the Lenders required above, affect the rights or duties of Administrative Agent under this Agreement or any other Loan Document, and (iv) the Fee Letter may be amended, or rights or privileges thereunder waived, in a writing executed only by the parties thereto. Notwithstanding anything to the contrary herein, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver, or consent hereunder, except that the Commitment of such Lender may not be increased or extended without the consent of such Lender.

(v) The Credit Agreement is hereby amended to add the following new Section 11.22:

11.22 No Advisory or Fiduciary Responsibility. In connection with all aspects of each transaction contemplated hereby, Borrower acknowledges and agrees, and acknowledges its Affiliates’ understanding, that: (i) the credit facility provided for hereunder and any related arranging or other services in connection therewith (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document) are an arm’s-length commercial transaction between Borrower and its Affiliates, on the one hand, and the Administrative Agent, the Arrangers, on the other hand, and Borrower is capable of evaluating and understanding and understands and accepts the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents (including any amendment, waiver or other modification hereof or thereof); (ii) in connection with the process leading to such transaction, the Administrative Agent and each Arranger is and has been acting solely as a principal and is not the financial advisor, agent or fiduciary, for Borrower or any of its Affiliates, stockholders, creditors or employees or any other Person; (iii) neither Administrative Agent nor any Arranger has assumed or will assume an advisory, agency or fiduciary responsibility in favor of Borrower with respect to any of the transactions contemplated hereby or the process leading thereto, including with respect to any amendment, waiver or other modification hereof or of any other Loan Document (irrespective of whether the Administrative Agent or any Arranger has advised or is currently advising Borrower or any of its Affiliates on other matters) and neither the Administrative Agent nor any Arranger has any obligation to Borrower or any of its Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; (iv) the Administrative Agent, each Arranger, and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of Borrower and its Affiliates, and neither the Administrative Agent nor any Arranger has any obligation to disclose any of such interests by virtue of any advisory, agency or fiduciary relationship; and (v) the Administrative Agent and the Arrangers have not provided and will not provide any legal, accounting, regulatory or tax advice with respect to any of the transactions contemplated hereby (including any amendment, waiver or other modification hereof or of any other Loan Document) and Borrower has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate. Borrower hereby waives and releases, to the fullest extent permitted by law, any claims that it may have against the Administrative Agent and each Arranger with respect to any breach or alleged breach of agency or fiduciary duty.

(w) The Credit Agreement is hereby amended to add the following new Section 11.23:

11.23 California Judicial Reference. If any action or proceeding is filed in a court of the State of California by or against any party hereto in connection with any of the transactions contemplated by this Agreement or any other Loan Document, (a) the court shall, and is hereby directed to, make a general reference pursuant to California Code of Civil Procedure Section 638 et seq. to a referee (who shall be a single active or retired judge) to hear and determine all of the issues in such action or proceeding (whether of fact or of law) and to report a statement of decision, provided that at the option of any party to such proceeding, any such issues pertaining to a “provisional remedy” as defined in California Code of Civil Procedure Section 1281.8 shall be heard and determined by the court, and (b) without limiting the generality of Sections 11.2 and 11.12, Borrower shall be solely responsible to pay all fees and expenses of any referee appointed in such action or proceeding

2. Amendment of Credit Agreement and Other Loan Documents.

(a) All references in the Loan Documents to the Credit Agreement shall henceforth include references to the Credit Agreement, as modified and amended by this Amendment, and as may, from time to time, be further modified, amended, renewed, extended, restated, and/or increased.

(b) Any and all of the terms and provisions of the Loan Documents are hereby amended and modified wherever necessary, even though not specifically addressed herein, so as to conform to the amendments and modifications set forth herein.

3. Ratifications. Borrower (a) ratifies and confirms all provisions of the Loan Documents as amended by this Amendment, (b) ratifies and confirms that all guaranties, assurances, and liens granted, conveyed, or assigned to Administrative Agent or any Lender under the Loan Documents are not released, reduced, or otherwise adversely affected by this Amendment and continue to guarantee, assure, and secure full payment and performance of the present and future Obligations, and (c) agrees to perform such acts and duly authorize, execute, acknowledge, deliver, file, and record such additional documents, and certificates as Administrative Agent may reasonably request in order to create, perfect, preserve, and protect such guaranties, assurances, and liens.

4. Representations. Borrower represents and warrants to Administrative Agent and Lenders that as of the date of this Amendment: (a) this Amendment has been duly authorized, executed, and delivered by Borrower and each Guarantor; (b) no action of, or filing with, any Governmental Authority is required to authorize, or is otherwise required in connection with, the execution, delivery, and performance of this Amendment by Borrower or any Guarantor; (c) the Loan Documents, as amended by this Amendment, are valid and binding upon Borrower and each Guarantor and are enforceable against Borrower and each Guarantor in accordance with their respective terms, except as limited by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally or by general principles of equity; (d) the execution, delivery, and performance of this Amendment by

Borrower and each Guarantor do not require the consent of any other Person and do not and will not constitute a violation of any order of any Governmental Authority, or material agreements to which Borrower or any Guarantor is a party thereto or by which Borrower or any Guarantor is bound; (e) all representations and warranties in the Loan Documents are true and correct in all material respects on and as of the date of this Amendment, except to the extent that (i) any of them speak to a different specific date, or (ii) the facts on which any of them were based have been changed by transactions contemplated or permitted by the Credit Agreement; and (f) both before and after giving effect to this Amendment, no Default or Event of Default exists.

5. Conditions. This Amendment shall not be effective unless and until:

(a) Administrative Agent shall have received this Amendment duly executed by Borrower, each Guarantor, and each Lender;

(b) the representations and warranties in this Amendment are true and correct in all material respects on and as of the date of this Amendment, except to the extent that (i) any of them speak to a different specific date, or (ii) the facts on which any of them were based have been changed by transactions contemplated or permitted by the Credit Agreement;

(c) Administrative Agent shall have received a fully executed counterpart of the Term A Credit Agreement; and

(d) both before and after giving effect to this Amendment, no Default or Event of Default exists.

6. Continued Effect. Except to the extent amended hereby or by any documents executed in connection herewith, all terms, provisions, and conditions of the Credit Agreement and the other Loan Documents, and all documents executed in connection therewith, shall continue in full force and effect and shall remain enforceable and binding in accordance with their respective terms.

7. Miscellaneous. Unless stated otherwise (a) the singular number includes the plural and vice versa and words of any gender include each other gender, in each case, as appropriate, (b) headings and captions may not be construed in interpreting provisions, (c) this Amendment must be construed — and its performance enforced — under California law, (d) if any part of this Amendment is for any reason found to be unenforceable, all other portions of it nevertheless remain enforceable, and (e) this Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document, and all of those counterparts must be construed together to constitute the same document.

8. Parties. This Amendment binds and inures to each party hereto and their respective successors and permitted assigns.

9. ENTIRETIES. THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS AMENDED BY THIS AMENDMENT, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES ABOUT THE SUBJECT MATTER OF THE CREDIT AGREEMENT AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

SIGNATURE PAGE TO FIRST AMENDMENT OF CREDIT AGREEMENT

EXECUTED BY

STANDARD PACIFIC CORP., AS BORROWER,

BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT,

AND THE LENDERS DEFINED THEREIN

EXECUTED as of the day and year first mentioned.

STANDARD PACIFIC CORP., a Delaware corporation

By:	/s/ ANDREW H. PARNES
Andrew H. Parnes
Executive Vice President-Finance and
Chief Financial Officer

By:	/s/ JOHN M. STEPHENS
John M. Stephens
Vice President and Corporate Controller

SIGNATURE PAGE TO FIRST AMENDMENT OF CREDIT AGREEMENT

EXECUTED BY

STANDARD PACIFIC CORP., AS BORROWER,

BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT,

AND THE LENDERS DEFINED THEREIN

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ EYAL NAMORDI
	Name:	Eyal Namordi
	Title:	Vice President

Signature Page to First Amendment

SIGNATURE PAGE TO FIRST AMENDMENT OF CREDIT AGREEMENT

EXECUTED BY

STANDARD PACIFIC CORP., AS BORROWER,

BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT,

AND THE LENDERS DEFINED THEREIN

BANK OF AMERICA, N.A., as a Lender

By:	/s/ EYAL NAMORDI
	Name:	Eyal Namordi
	Title:	Vice President

Signature Page to First Amendment

SIGNATURE PAGE TO FIRST AMENDMENT OF CREDIT AGREEMENT

EXECUTED BY

STANDARD PACIFIC CORP., AS BORROWER,

BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT,

AND THE LENDERS DEFINED THEREIN

JPMORGAN CHASE BANK, N.A.

By:	/s/ KENT KAISER
	Name:	Kent Kaiser
	Title:	Vice President

Signature Page to First Amendment

SIGNATURE PAGE TO FIRST AMENDMENT OF CREDIT AGREEMENT

EXECUTED BY

STANDARD PACIFIC CORP., AS BORROWER,

BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT,

AND THE LENDERS DEFINED THEREIN

GUARANTY BANK

By:	/s/ MARK W. CUNDIFF
	Name:	Mark W. Cundiff
	Title:	Vice President

Signature Page to First Amendment

SIGNATURE PAGE TO FIRST AMENDMENT OF CREDIT AGREEMENT

EXECUTED BY

STANDARD PACIFIC CORP., AS BORROWER,

BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT,

AND THE LENDERS DEFINED THEREIN

THE ROYAL BANK OF SCOTLAND PLC

By:	/s/ DEVIKA ANAND
	Name:	Devika Anand
	Title:	Vice President

Signature Page to First Amendment

SIGNATURE PAGE TO FIRST AMENDMENT OF CREDIT AGREEMENT

EXECUTED BY

STANDARD PACIFIC CORP., AS BORROWER,

BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT,

AND THE LENDERS DEFINED THEREIN

WACHOVIA BANK, NATIONAL ASSOCIATION

By:	/s/ BRIAN A. PHILLIPS
	Name:	Brian A. Phillips
	Title:	Vice President

Signature Page to First Amendment

SIGNATURE PAGE TO FIRST AMENDMENT OF CREDIT AGREEMENT

EXECUTED BY

STANDARD PACIFIC CORP., AS BORROWER,

BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT,

AND THE LENDERS DEFINED THEREIN

SUNTRUST BANK

By:	/s/ W. JOHN WENDLER
	Name:	W. John Wendler
	Title:	Senior Vice President

Signature Page to First Amendment

SIGNATURE PAGE TO FIRST AMENDMENT OF CREDIT AGREEMENT

EXECUTED BY

STANDARD PACIFIC CORP., AS BORROWER,

BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT,

AND THE LENDERS DEFINED THEREIN

WASHINGTON MUTUAL BANK, FA

By:	/s/ ANNE D. BREHONY
Name: Anne D. Brehony
Title: Vice President

Signature Page to First Amendment

SIGNATURE PAGE TO FIRST AMENDMENT OF CREDIT AGREEMENT

EXECUTED BY

STANDARD PACIFIC CORP., AS BORROWER,

BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT,

AND THE LENDERS DEFINED THEREIN

CREDIT SUISSE, CAYMAN ISLANDS BRANCH

By:	/s/ CASSANDRA DROOGAN
	Name:	Cassandra Droogan
	Title:	Vice President

By:	/s/ RIANKA MOHAN
	Name:	Rianka Mohan
	Title:	Associate

Signature Page to First Amendment

SIGNATURE PAGE TO FIRST AMENDMENT OF CREDIT AGREEMENT

EXECUTED BY

STANDARD PACIFIC CORP., AS BORROWER,

BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT,

AND THE LENDERS DEFINED THEREIN

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ ADRIAN MONTERO
	Name:	Adrian Montero
	Title:	Vice President

Signature Page to First Amendment

SIGNATURE PAGE TO FIRST AMENDMENT OF CREDIT AGREEMENT

EXECUTED BY

STANDARD PACIFIC CORP., AS BORROWER,

BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT,

AND THE LENDERS DEFINED THEREIN

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ DOUGLAS G. PAUL
	Name:	Douglas G. Paul
	Title:	Senior Vice President

Signature Page to First Amendment

SIGNATURE PAGE TO FIRST AMENDMENT OF CREDIT AGREEMENT

EXECUTED BY

STANDARD PACIFIC CORP., AS BORROWER,

BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT,

AND THE LENDERS DEFINED THEREIN

LASALLE BANK NATIONAL ASSOCIATION

By:	/s/ LETICIA RUIZ
	Name:	Leticia Ruiz
	Title:	First Vice President

Signature Page to First Amendment

SIGNATURE PAGE TO FIRST AMENDMENT OF CREDIT AGREEMENT

EXECUTED BY

STANDARD PACIFIC CORP., AS BORROWER,

BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT,

AND THE LENDERS DEFINED THEREIN

KEYBANK NATIONAL ASSOCIATION

By:	/s/ ANDREW D. STICKNEY
	Name:	Andrew D. Stickney
	Title:	Vice President

Signature Page to First Amendment

SIGNATURE PAGE TO FIRST AMENDMENT OF CREDIT AGREEMENT

EXECUTED BY

STANDARD PACIFIC CORP., AS BORROWER,

BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT,

AND THE LENDERS DEFINED THEREIN

COMERICA BANK

By:	/s/ JESSICA L. KEMPF
	Name:	Jessica L. Kempf
	Title:	Vice President

Signature Page to First Amendment

SIGNATURE PAGE TO FIRST AMENDMENT OF CREDIT AGREEMENT

EXECUTED BY

STANDARD PACIFIC CORP., AS BORROWER,

BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT,

AND THE LENDERS DEFINED THEREIN

AMSOUTH BANK

By:	/s/ DANIEL MCCLURKIN
	Name:	Daniel McClurkin
	Title:	AVP

Signature Page to First Amendment

SIGNATURE PAGE TO FIRST AMENDMENT OF CREDIT AGREEMENT

EXECUTED BY

STANDARD PACIFIC CORP., AS BORROWER,

BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT,

AND THE LENDERS DEFINED THEREIN

BANK OF THE WEST

By:	/s/ STACEY MICHROWSKI
	Name:	Stacey Michrowski
	Title:	Vice President

By:	/s/ JAN MANISTA
	Name:	Jan Manista
	Title:	Vice President

Signature Page to First Amendment

SIGNATURE PAGE TO FIRST AMENDMENT OF CREDIT AGREEMENT

EXECUTED BY

STANDARD PACIFIC CORP., AS BORROWER,

BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT,

AND THE LENDERS DEFINED THEREIN

CALYON NEW YORK BRANCH

By:	/s/ DAVID P. CAGLE
	Name:	David P. Cagle
	Title:	Managing Director

By:	/s/ ROBERT NELSON
	Name:	Robert Nelson
	Title:	Managing Director

Signature Page to First Amendment

SIGNATURE PAGE TO FIRST AMENDMENT OF CREDIT AGREEMENT

EXECUTED BY

STANDARD PACIFIC CORP., AS BORROWER,

BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT,

AND THE LENDERS DEFINED THEREIN

CITY NATIONAL BANK

By:	/s/ XAVIER BARRERA
	Name:	Xavier Barrera
	Title:	Vice President

Signature Page to First Amendment

SIGNATURE PAGE TO FIRST AMENDMENT OF CREDIT AGREEMENT

EXECUTED BY

STANDARD PACIFIC CORP., AS BORROWER,

BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT,

AND THE LENDERS DEFINED THEREIN

UNION BANK OF CALIFORNIA, N.A.

By:	/s/ KANDICE K. PARSONS
	Name:	Kandice K. Parsons
	Title:	Vice President

Signature Page to First Amendment

SIGNATURE PAGE TO FIRST AMENDMENT OF CREDIT AGREEMENT

EXECUTED BY

STANDARD PACIFIC CORP., AS BORROWER,

BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT,

AND THE LENDERS DEFINED THEREIN

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ BEN SINGH
	Name:	Ben Singh
	Title:	Vice President

Signature Page to First Amendment

SIGNATURE PAGE TO FIRST AMENDMENT OF CREDIT AGREEMENT

EXECUTED BY

STANDARD PACIFIC CORP., AS BORROWER,

BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT,

AND THE LENDERS DEFINED THEREIN

CALIFORNIA BANK & TRUST

By:	/s/ MARISA DRURY
	Name:	Marisa Drury
	Title:	Vice President

Signature Page to First Amendment

SIGNATURE PAGE TO FIRST AMENDMENT OF CREDIT AGREEMENT

EXECUTED BY

STANDARD PACIFIC CORP., AS BORROWER,

BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT,

AND THE LENDERS DEFINED THEREIN

COMPASS BANK

By:	/s/ JOHANNA DUKE PALEY
	Name:	Johanna Duke Paley
	Title:	Senior Vice President

Signature Page to First Amendment

SIGNATURE PAGE TO FIRST AMENDMENT OF CREDIT AGREEMENT

EXECUTED BY

STANDARD PACIFIC CORP., AS BORROWER,

BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT,

AND THE LENDERS DEFINED THEREIN

CITIBANK TEXAS, N.A.

By:	/s/ WILLIAM L. KINARD
	Name:	William L. Kinard
	Title:	Senior Vice President

Signature Page to First Amendment

SIGNATURE PAGE TO FIRST AMENDMENT OF CREDIT AGREEMENT

EXECUTED BY

STANDARD PACIFIC CORP., AS BORROWER,

BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT,

AND THE LENDERS DEFINED THEREIN

MIDFIRST BANK, a federally chartered savings association

By:	/s/ DARRIN RIGLER
	Name:	Darrin Rigler
	Title:	Vice President

Signature Page to First Amendment

SIGNATURE PAGE TO FIRST AMENDMENT OF CREDIT AGREEMENT

EXECUTED BY

STANDARD PACIFIC CORP., AS BORROWER,

BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT,

AND THE LENDERS DEFINED THEREIN

NATEXIS BANQUES POPULAIRES

By:	/s/ MARIE-EDITH DUGENY
	Name:	Marie-Edith Dugeny
	Title:	VP–Real Estate Group Manager

By:	/s/ GUILLAUME DE PARSCAU
	Name:	Guillaume de Parscau
	Title:	First VP–Business Development

Signature Page to First Amendment

To induce the Administrative Agent and Lenders to enter into this Amendment, the undersigned jointly and severally (a) consent and agree to the Amendment’s execution and delivery, (b) ratify and confirm that all guaranties, assurances, and liens granted, conveyed, or assigned to Administrative Agent and Lenders under the Loan Documents are not released, diminished, impaired, reduced, or otherwise adversely affected by the Amendment and continue to guarantee, assure, and secure the full payment and performance of all present and future Obligations (except to the extent specifically limited by the terms of such guaranties, assurances, or liens), (c) agree to perform such acts and duly authorize, execute, acknowledge, deliver, file, and record such additional guaranties, assignments, security agreements, deeds of trust, mortgages, and other agreements, documents, instruments, and certificates as Administrative Agent may reasonably deem necessary or appropriate in order to create, perfect, preserve, and protect those guaranties, assurances, and liens, and (d) waive notice of acceptance of this consent and agreement, which consent and agreement binds the undersigned and their successors and permitted assigns and inures to the Administrative Agent and Lenders and their respective successors and permitted assigns.

GUARANTORS:

Standard Pacific of Central Florida, formerly known as Colony Communities, dba Standard Pacific Homes, a Florida general partnership

Standard Pacific of Jacksonville, formerly known as Coppenbarger Homes, a Florida general partnership

SP La Floresta, Inc., a Delaware corporation

Standard Pacific of Arizona, Inc., a Delaware corporation

Standard Pacific of Colorado, Inc., a Delaware corporation

Standard Pacific of Orange County, Inc., a Nevada corporation

Standard Pacific of Texas, L.P., a Delaware limited partnership

Standard Pacific of Tonner Hills, LLC, a Delaware limited liability company

Walnut Hills Development 268, LLC, a California limited liability company

Standard Pacific of South Florida, formerly known as Westbrooke Homes, a Florida general partnership

Westfield Homes of the Carolinas, LLC, a Delaware limited liability company

Standard Pacific of Southwest Florida, formerly known as Westfield Homes of Southwest Florida, a Florida general partnership

Hilltop Residential, Ltd., a Florida limited partnership

Standard Pacific of Las Vegas, Inc., a Delaware corporation

Standard Pacific of Tucson, Inc., a Delaware corporation

CH Construction, Inc., a Delaware corporation

CH Florida, Inc., a Delaware corporation

Signature Page to First Amendment

HSP Arizona, Inc., a Delaware corporation

HSP Tucson, Inc., a Delaware corporation

HWB Construction, Inc., a Delaware corporation

HWB Investments, Inc., a Delaware corporation

LB/L-Duc II Franceschi, LLC, a Delaware limited liability company

LMD El Dorado 134, LLC, a California limited liability company

OLP Forty Development, LLC, a Florida limited liability company

Pala Village Investments, Inc., a Delaware corporation

Residential Acquisition GP, LLC, a Florida limited liability company

SP Colony Investments, Inc., a Delaware corporation

SP Coppenbarger Investments, Inc., a Delaware corporation

SP Texas Investments, Inc., a Delaware corporation

SP Ventura Investments, Inc., a Delaware corporation

SPLB, Inc., a Delaware corporation

SPNS Golden Gate, LLC, a Delaware limited liability company

Standard Pacific 1, Inc., a Delaware corporation

Standard Pacific 1, LLC, a Delaware limited liability company

Standard Pacific 2, Inc., a Delaware corporation

Standard Pacific 2, LLC, a Delaware limited liability company

Standard Pacific 3, Inc., a Delaware corporation

Standard Pacific 3, LLC, a Delaware limited liability company

Standard Pacific 4, Inc., a Delaware corporation

Standard Pacific 4, LLC, a Delaware limited liability company

Standard Pacific 5, Inc., a Delaware corporation

Standard Pacific 5, LLC, a Delaware limited liability company

Signature Page to First Amendment

Standard Pacific 6, Inc., a Delaware corporation

Standard Pacific 6, LLC, a Delaware limited liability company

Standard Pacific 7, Inc., a Delaware corporation

Standard Pacific 7, LLC, a Delaware limited liability company

Standard Pacific 8, Inc., a Delaware corporation

Standard Pacific 8, LLC, a Delaware limited liability company

Standard Pacific 9, Inc., a Delaware corporation

Standard Pacific 9, LLC, a Delaware limited liability company

Standard Pacific 10, Inc., a Delaware corporation

Standard Pacific 10, LLC, a Delaware limited liability company

Standard Pacific Active Adult Communities, Inc., a Delaware corporation

Standard Pacific of Central Florida GP, Inc., a Delaware corporation

Standard Pacific of Fullerton, Inc., a Delaware corporation

Standard Pacific of Illinois, Inc., a Delaware corporation

Standard Pacific of Jacksonville GP, Inc., a Delaware corporation

Standard Pacific of South Florida GP, Inc., a Delaware corporation

Standard Pacific of Southwest Florida GP, Inc., a Delaware corporation

Standard Pacific of Tampa GP, Inc., a Delaware corporation

Standard Pacific of Tampa, a Florida general partnership

Standard Pacific of Texas GP, Inc., a Delaware corporation

Standard Pacific of Walnut Hills, Inc., a Delaware corporation

Westfield Homes USA, Inc., a Delaware corporation

Lagoon Valley Residential, LLC, a California limited liability company

Signature Page to First Amendment

By:	/s/ ANDREW H. PARNES
Andrew H. Parnes, in his capacity as Assistant Treasurer of each of the above Guarantors which is a corporation, and in his capacity as Assistant Treasurer of each general partner or managing member, as applicable, of each of the above Guarantors which is a partnership or limited liability company

By:	/s/ JOHN M. STEPHENS
John M. Stephens, in his capacity as Assistant Treasurer of each of the above Guarantors which is a corporation, and in his capacity as Assistant Treasurer of each general partner or managing member, as applicable, of each of the above Guarantors which is a partnership or limited liability company

Signature Page to First Amendment

STANDARD PACIFIC OF COLORADO, INC., a Delaware corporation

By:	/s/ TIMOTHY C. LITTLE
	Name:	Timothy C. Little
	Title:	President

Signature Page to First Amendment